Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                JANUARY 23, 1998


                          BLACK WARRIOR WIRELINE CORP.
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             (Exact name of registrant as specified in its charter)


DELAWARE                                  0-18754                11-2904094
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


               3748 HIGHWAY 45 NORTH, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (601) 329-1047


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          (Former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS

         Phoenix Acquisition - On January 23, 1998, the Company entered into an agreement with Phoenix Drilling Services, Inc. ("Phoenix") to acquire the domestic oil and gas well survey business and domestic directional drilling business of Phoenix. The purchase price for the assets to be acquired is $19.0 million. The transaction is scheduled to be completed on or before March 16, 1998 with an effective date for the transaction of January 1, 1998. The operations of the business to be acquired are conducted throughout the primary oil and gas producing areas of the United States. The purchase price is intended to be financed through secured borrowings and the private sale of securities.

         St. James Transaction - On January 23, 1998, the Company entered into an Agreement for Purchase and Sale (the "Note Purchase Agreement") with St. James Capital Partners, L.P. ("St. James"), a Delaware limited partnership, whereby St. James agreed to purchase and the Company agreed to sell up to $10.0 million principal amount of a convertible promissory note (the "Note") due on July 23, 1999. On January 23, 1998, the Company borrowed $1.0 million under the Note Purchase Agreement and the balance is intended to be borrowed primarily to finance the payment of a portion of the purchase price for the assets to be purchased from Phoenix described above and possibly to be used in connection with other acquisitions. Payment of principal and interest on the Note is collateralized by substantially all the assets of the Company. The Note is convertible into shares of the Company's Common Stock at a conversion price of $7.00 per share, subject to anti-dilution adjustment for certain issuances of securities by the Company at prices per share of Common Stock less than the conversion price then in effect. St. James has agreed to subordinate its security interests and rights to the indebtedness and security interests of the lenders providing up to $4.5 million pursuant to a term loan and $3.0 million pursuant to a revolving credit facility, neither of which financings have yet been arranged. Pursuant to the Note Purchase Agreement, the Company has agreed to issue to St. James for nominal consideration warrants (the "Warrant") to purchase shares of Common Stock exercisable at a price of $6.75 per share, subject to anti-dilution adjustment for certain issuances of securities by the Company at prices per share of Common Stock less than the exercise price then in effect. St. James will be issued warrants to purchase 20,000 shares of Common Stock for each $100,000 borrowed under the Note Purchase Agreement, or a maximum aggregate of warrants to purchase 2,000,000 shares of which warrants to purchase 200,000 shares have been issued. The shares issuable on conversion of the Note and exercise of the Warrant have demand and piggy-back registration rights under the Securities Act of 1933. The Company agreed that one

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person  designated  by St. James will be nominated for election to the Company's
Board of Directors. Mr. John L. Thompson, currently a Director of the Company, serves in this capacity. The Note Purchase Agreement grants St. James certain preferential rights to provide future financings to the Company, subject to
certain   exceptions.   The  Note  contains  various  affirmative  and  negative
covenants, including a prohibition against the Company consolidating, merging or entering into a share exchange with another person, with certain exceptions, without the consent of St. James. Events of default under the Note include, among other events, (i) a default in the payment of principal or interest on the Note; (ii) a default under the 9% Convertible Promissory Note in the principal amount of $2.0 million dated as of June 5, 1997 or on the 7% Convertible Promissory Note in the principal amount of $2.9 million dated as of October 10, 1997 issued to St. James and the failure to cure such default for five days;
(iii) a breach of the Company's covenants, representations and warranties under the Note Purchase Agreement or the Purchase and Sale Agreements entered into with St. James dated June 7, 1997 and October 10, 1997; (iv) a breach under the other agreements between the Company and St. James, subject to certain exceptions; (v) any person or group of persons acquiring 40% or more of the voting power of the Company's outstanding shares who was not the owner thereof as of January 23, 1998, a merger of the Company with another person, its dissolution or liquidation or a sale of all or substantially all its assets; and
(vi) certain events of bankruptcy. In the event of a default under the Note, St. James could seek to foreclose against the collateral for the Note. In addition, such default would be a default under the notes issued to St. James in the June 1997 and the October 1997 transactions. St. James received an origination fee of $125,000 in connection with the transaction.

         In the Agreement, St. James agreed to convert its $2.0 million convertible note dated June 5, 1997 and its $2.9 million convertible note dated October 10, 1997 into shares of the Company's Common Stock at such time as the Company has filed a registration statement under the Securities Act of 1933 relating to the shares issuable on conversion of such notes, the Note, and on exercise of the warrants issued in connection with the sale by the Company of notes in the June 1997 and October 1997 transactions with St. James, and on exercise of the Warrant and such registration statement has been declared effective.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

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                  None required at this time.

         (b)      Pro forma financial information.

                  None required at this time.

         (c)      Exhibits

                  10.1 Asset Purchase Agreement dated as of January 1, 1998 between Black Warrior Wireline Corp. and Phoenix Drilling Services, Inc.

                  10.2 Agreement for Purchase and Sale dated January 23, 1998 between Black Warrior Wireline Corp. and St. James Capital Partners, L.P.

                  10.3 $10,000,000 Convertible Promissory Note dated January 23, 1998 issued to St. James Capital Partners, L.P.

                  10.4 Warrant dated January 23, 1998 to purchase 200,000 shares of Common Stock issued to St. James Capital Partners, L.P.

                  10.5 Amendment No. 2 to Registration Rights Agreement between Black Warrior Wireline Corp. and St. James Capital Partners, L.P. dated January 23, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BLACK WARRIOR WIRELINE CORP.





Dated:  February 6, 1997                 By:     /s/ William L. Jenkins
                                                 -------------------------------
                                                 William L. Jenkins, President




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